Exhibit 99.2

UNITED STATES DEPARTMENT OF JUSTICE OFFICE OF THE UNITED STATES TRUSTEE SOUTHERN DISTRICT OF CALIFORNIA

In Re: IMPERIAL CAPITAL BANCORP, INC., a Delaware corporation Debtor(s).	CHAPTER 11 (BUSINESS) CASE NO. 3:09-bk-19431 OPERATING REPORT NO. 29 FOR THE MONTH ENDING: APRIL 2012

I. CASH RECEIPTS AND DISBURSEMENTS
A.1 (BANK OF AMERICA GENERAL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	$5,952,722.52

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	$5,952,722.52

3.	BEGINNING BALANCE:	$0.00

4.	RECEIPTS DURING CURRENT PERIOD:

	ACCOUNTS RECEIVABLE - PRE-FILING	$0.00
	ACCOUNTS RECEIVABLE - POST-FILING	$0.00
	GENERAL SALES	$0.00
	OTHER (SPECIFY) Payments on residual interests	$0.00
	OTHER** (SPECIFY) Refunds	$0.00

	TOTAL RECEIPTS THIS PERIOD:	$0.00
5.	BALANCE:	$0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

	TRANSFERS TO OTHER DIP ACCOUNTS	$0.00
	DISBURSEMENTS	$0.00

TOTAL DISBURSEMENTS THIS PERIOD***:	$0.00

7.	ENDING BALANCE:	$0.00

8.	GENERAL ACCOUNT NUMBER
	DEPOSITORY NAME AND LOCATION Bank of America, 1655 Grant Street Bldg A, 10th Floor, Concord, CA 94520-2445

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL DISBURSEMENTS THIS PERIOD          $      0.00
Add additional pages as necessary to include all disbursements.

GENERAL ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: 04/30/12	$0.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount
__________	$_____________
__________	$_____________
__________	$_____________

Total deposits in transit

Less outstanding checks (a):

Check Number	Check Date	Check Amount

Total outstanding checks	<0.00>

Bank statement adjustments**

Adjusted bank balance	$0.00

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.

**Please attach a detailed explanation of any bank statement adjustment.

I. CASH RECEIPTS AND DISBURSEMENTS
A.2 (TORREY PINES BANK ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	$10,974,396.51

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	$10,841,222.61

3.	BEGINNING BALANCE:	$133,173.90

4.	RECEIPTS DURING CURRENT PERIOD:

	ACCOUNTS RECEIVABLE - PRE-FILING	$0.00
	ACCOUNTS RECEIVABLE - POST-FILING	$0.00
	GENERAL SALES	$0.00
	OTHER (SPECIFY) Payments on residual interests	$0.00
	OTHER (SPECIFY) Account refunds	$0.00
	OTHER (SPECIFY) Transfer from money market account	$424,593.11

	TOTAL RECEIPTS THIS PERIOD:	$424,593.11
5.	BALANCE:	$557,767.01

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

	TRANSFERS TO OTHER DIP ACCOUNTS	$14,802.28
	DISBURSEMENTS	$416,577.45

TOTAL DISBURSEMENTS THIS PERIOD:	$431,379.53

7.	ENDING BALANCE:	$126,387.28

8.	GENERAL ACCOUNT NUMBER
	DEPOSITORY NAME AND LOCATION Torrey Pines Bank, 4350 Executive Drive, Suite 130, San Diego, CA 92121

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
04/04/12	1419	Mary Jane Mulson	Janitorial services	210.00
04/04/12	1420	888 Prospect LJ, LLC	Office rent	5,205.13
04/05/12	1421	Public Storage	Storage services	227.00
04/24/12	1422	Franchise Tax Board	2011 extension tax payment	9,600.00
04/25/12	1424	Akin Gump Strauss Hauer & Feld	Legal fees	65,759.58
04/26/12	1425	Silver, Freedman & Taff	Legal fees	8,098.87
04/25/12	1426	Stutman, Treister & Glatt	Legal fees	109,034.41
04/30/12	1427	Epiq Systems	Solicitation services	2,812.17
04/30/12	1428	Freedom Voice	Telephone services	187.07
04/25/12	1429	Time Warner Cable	Internet services	200.15
04/25/12	1430	Verizon Wireless	Telephone services	148.74
04/26/12	1431	Computershare Shareowner Services	Stock transfer agent	3,051.61
04/27/12	1432	Stutman, Treister & Glatt	Legal fees	212,042.72

       TOTAL DISBURSEMENTS THIS PERIOD                                 $ 416,577.45
Add additional pages as necessary to include all disbursements.

GENERAL ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: 04/30/12	$126,387.28

Plus deposits in transit (a):

Deposit Date	Deposit Amount
__________	$_____________
__________	$_____________
__________	$_____________

Total deposits in transit

Less outstanding checks (a):

Check Number	Check Date	Check Amount

1423	04/20/12	3,251.60
1433	04/27/12	210.00
1434	04/30/12	5,205.13
1435	04/30/12	125.00
1436	04/30/12	227.00
1437	04/30/12	6,240.00

Total outstanding checks	<15,258.73	>

Bank statement adjustments**

Adjusted bank balance	$111,128.55

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.

**Please attach a detailed explanation of any bank statement adjustment.

I. CASH RECEIPTS AND DISBURSEMENTS (Continued)
B.1 (BANK OF AMERICA PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	$117,770.84

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	$117,770.84

3.	BEGINNING BALANCE	$0.00

4.	RECEIPTS: TRANSFERRED FROM GENERAL ACCOUNT	$0.00

5.	BALANCE	$0.00

6.	LESS: DISBURSEMENTS DURING CURRENT PERIOD

DATE	CHECK NO.	PAYEE	AMOUNT

TOTAL DISBURSEMENTS THIS PERIOD:	$0.00

7.	ENDING BALANCE:	$0.00
8.	PAYROLL ACCOUNT NUMBER DEPOSITORY NAME AND LOCATION Bank of America, 1655 Grant Street Bldg A, 10th Floor, Concord, California 94500-2455

PAYROLL ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: 04/30/12	$0.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount
__________	$_____________
__________	$_____________
__________	$_____________

Total deposits in transit	0.00

Less outstanding checks (a):

Check Number	Check Date	Check Amount

Total outstanding checks	<0.00>

Bank statement adjustments**

Adjusted bank balance	$0.00

I. CASH RECEIPTS AND DISBURSEMENTS (Continued)
B.2 (TORREY PINES PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	$567,876.93

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	$566,845.65

3.	BEGINNING BALANCE	$1,031.28

4.	RECEIPTS: TRANSFERRED FROM OTHER ACCOUNT (Torrey Pines Bank general and money market account)	$14,802.28

5.	BALANCE	$15,833.56

6.	LESS: DISBURSEMENTS DURING CURRENT PERIOD

DATE	CHECK NO.	PAYEE	AMOUNT
04/12/12	Payroll fee	NPS Payroll Services	58.00
04/12/12	Transfer payroll 4/1 to 4/15	NPS Payroll Services	2,631.33
04/12/12	Transfer payroll 4/1 to 4/15	NPS Payroll Services	4,706.81
04/27/12	Payroll fee	NPS Payroll Services	68.00
04/27/12	Transfer payroll 4/16 to 4/30	NPS Payroll Services	2,631.32
04/27/12	Transfer payroll 4/16 to 4/30	NPS Payroll Services	4,706.82

TOTAL DISBURSEMENTS THIS PERIOD:	$14,802.28

7.	ENDING BALANCE:	$1,031.28
8.	PAYROLL ACCOUNT NUMBER DEPOSITORY NAME AND LOCATION Torrey Pines Bank, 4350 Executive Drive, Suite 130, San Diego, California 92121

PAYROLL ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: 04/30/12	$1,031.28

Plus deposits in transit (a):

Deposit Date	Deposit Amount
__________	$_____________
__________	$_____________
__________	$_____________

Total deposits in transit	0.00

Less outstanding checks (a):

Check Number	Check Date	Check Amount

Total outstanding checks	<0.00>

Bank statement adjustments**

Adjusted bank balance	$1,031.28

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.

**Please attach a detailed explanation of any bank statement adjustment.

I. CASH RECEIPTS AND DISBURSEMENTS (Continued)
C. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	$30,095,665.68

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	$0.00

3.	BEGINNING BALANCE	$30,095,665.68

4.	RECEIPTS: TAX REFUNDS	$0.00

	OTHER - Interest	$7,669.16

5.	BALANCE	$30,103,334.84

6.	LESS: DISBURSEMENTS DURING CURRENT PERIOD

DATE	CHECK NO.	PAYEE	AMOUNT

TOTAL DISBURSEMENTS THIS PERIOD:	$0.00

7.	ENDING BALANCE:	$30,103,334.84

8.	TAX ACCOUNT NUMBER
	DEPOSITORY NAME AND LOCATION Torrey Pines Bank, 4350 Executive Drive, Suite 130 San Diego, CA 92121

TAX ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: 04/30/12	$30,103,334.84

Plus deposits in transit (a):

Deposit Date	Deposit Amount
__________	$_____________
__________	$_____________
__________	$_____________

Total deposits in transit	0.00

Less outstanding checks (a):

Check Number	Check Date	Check Amount

Total outstanding checks	<0.00>

Bank statement adjustments**

Adjusted bank balance	$30,103,334.84

D. SUMMARY SCHEDULE OF CASH

ENDING BALANCE FOR PERIOD:

GENERAL ACCOUNT - Bk of America		$0.00
GENERAL ACCOUNT - Torrey Pines Bk		$111,128.55
PAYROLL ACCOUNT - Bk of America		$0.00
PAYROLL ACCOUNT - Torrey Pines Bk		$1,031.28
TAX ACCOUNT - Torrey Pines Bk		$30,103,334.84
OTHER ACCOUNTS*: Torrey Pines Bank 4350 Executive Drive, Suite 130 San Diego, CA 92121 Money Market Account		$6,264,329.87
Torrey Pines Bank 4350 Executive Drive, Suite 130 San Diego, CA 92121 Rabbi Trust Assets Money Market Account		$0.00
OTHER MONIES*:_______________	$
PETTY CASH**		$250.00
TOTAL CASH AVAILABLE		$36,480,074.54
    NOTE: Attach copies of monthly accounts statements from financial institutions for each account.

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,
AND OTHER PARTIES TO EXECUTORY CONTRACTS

CREDITOR, LESSOR, ETC.	FREQUENCY OF PAYMENTS (Mo./Qtr.)	AMOUNT OF PAYMENT	POST-PETITION PAYMENTS NOT MADE (NUMBER)	TOTAL DUE
888 Prospect LJ, LLC	Monthly	$5,205.13	None	None

			TOTAL DUE	None

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
GROSS SALES SUBJECT TO SALES TAX	$0
TOTAL WAGES PAID	$12,333.34

	TOTAL POST-PETITION AMOUNTS OWING	AMOUNT DELINQUENT	DATE DELINQUENT AMOUNT DUE
FEDERAL WITHHOLDING	$ 0.00	$0.00
STATE WITHHOLDING	$	$
FICA - EMPLOYER'S SHARE	$	$
FICA - EMPLOYEE'S SHARE	$	$
FEDERAL UNEMPLOYMENT	$	$
STATE WITHHOLDING	$	$
SALES AND USE	$	$
REAL PROPERTY	$	$
OTHER: (SPECIFY)	$	$
TOTAL:	$	$

IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE

	ACCOUNTS PAYABLE* (POST-PETITION ONLY)	ACCOUNTS Pre-Petition	RECEIVABLE Post-Petition
30 days or less	None	None	None
31 - 60 days
61 - 90 days
91 - 120 days
Over 120 days
TOTALS:

V. INSURANCE COVERAGE

	NAME OF CARRIER	AMOUNT OF COVERAGE	POLICY EXPIRATION DATE	PREMIUM PAID THROUGH:
General Liability	Hartford	$1,000,000/occurrence	3/15/13	3/15/13
Worker Compensation	State Fund	$1,000,000/occurrence	5/15/12	5/15/12

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Qtrly Period Ending	Total Disbursements	Qtrly Fees	Date Paid	Amount Paid	Qtrly Fee Still Owing
12/31/09	$3,100.00	$325.00	01/29/10	$325.00	$0.00
3/31/10	$165,607.22	$1,625.00	04/07/10, 05/13/10	$325.00, $1,300.00	$0.00
6/30/10	$260,256.53	$1,950.00	08/17/10	$1,950.00	$0.00
9/30/10	$708,521.61	$4,875.00	11/19/10	$4,875.00	$0.00
12/31/10	$1,206,199.31	$6,500.00	03/09/11	$6,500.00	$0.00

*Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the Court. Post-Petition Accounts Payable should include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period of the report.

03/31/11	$807,345.48	$4,875.00	05/19/11	$4,875.00	$0.00
06/30/11	$658,623.79	$4,875.00	08/03/11	$4,875.00	$0.00
09/30/11	$734,784.89	$4,875.00	11/02/11	$4,875.00	$0.00
12/31/11	$974,652.89	$4,875.00	02/03/12	$4,875.00	$0.00
03/31/12	$1,315,490.52	$6,500.00		$0.00	$6,500.00

VII.    SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Authorized Gross Compensation*	Gross Compensation Paid During the Month
Anthony Rusnak	3/11/10	$148,000/year, plus additional amount in insider compensation request	$12,333.34

* Please indicate how compensation was identified in the order (e.g., $1,000/wk, $2,500/mo)

VIII.   SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Payment	Description	Amount Paid During the Month
None

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	0.00	0.00
Less: Returns/Discounts	(0.00)	(0.00)
Net Sales/Revenue	0.00	0.00

Cost of Goods Sold:
Beginning Inventory at cost Purchases	0.00	0.00
Less: Ending Inventory at cost	(0.00)	(0.00)
Cost of Goods Sold (COGS)	0.00	0.00

Gross Profit
Other Operating Income (Itemize)	0.00	0.00

Operating Expenses:
Payroll - Insiders	13,633.34	521,660.45
Payroll - Other Employees	0.00	128,944.97
Payroll Taxes	1,042.94	45,346.15
Other Taxes (Itemize)	0.00	0.00
Depreciation and Amortization	0.00	0.00
Lease Expense	10,410.26	161,303.07
Insurance	0.00	186,326.83
Telephone and Utilities	535.96	24,518.05
Repairs, Maintenance, Janitorial, Office, Plant Service	420.00	15,022.94
Travel and Entertainment (Itemize)
Mileage, Parking and Auto	0.00	4,653.30
Meals	0.00	868.42
Airfare	0.00	12,500.00
Miscellaneous Operating Expenses (Itemize)
Insurance - Employees	0.00	(136,144.58)
Salary Savings Plan Expense	0.00	12,223.20
Workers Compensation Insurance	0.00	9,223.16
Parking Services	125.00	9,450.00
Storage and Moving	454.00	14,327.00
Bank Service Charges	0.00	4,013.68
Payroll Fees	126.00	4,359.63
Office Supplies	0.00	485.21
Postage and Shipping	0.00	2,243.81
Dues and Subscriptions	0.00	1,254.00
Employee Expense	0.00	(58.05)
Advertising	0.00	(3,200.00)
Taxes and Licenses	0.00	1,214.00
Fines, Penalties and Late Charges	0.00	2,815.63
Director Expense	0.00	10,000.00
US Trustee Fees	0.00	33,155.58
Total Operating Expenses	26,747.50	1,066,506.45

Net Gain/(Loss) from Operations	(26,747.50)	(1,066,506.45)

Non-Operating Income:
Interest on Cash Accounts	9,341.58	278,447.48
Gain (Loss) on Sale of Assets	0.00	33,413.80

Prudential Stock Dividends	0.00	1,332.10
Mark to Market on CSV of Life Insurance Policies	0.00	158,385.18
Income Taxes	0.00	2,703,141.71
Interest on Income Tax Refunds	0.00	588,627.56
Total Non-Operating income	9,341.58	3,763,347.83

Non-Operating Expenses:
Interest Expense	0.00	0.00
Legal Expense	475,862.64	6,379,531.33
Audit and Accounting	13,630.50	830,105.96
Consulting	37,204.24	233,385.17
Other (Itemize)	0.00	(2,497.17)
Total Non-Operating Expenses	526,697.38	7,440,525.29
NET INCOME/(LOSS)	(544,103.30)	(4,743,683.91)
(Attach exhibit listing all itemizations required above)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	36,480,074.54
Security Deposit Held by Landlord	30,971.51
Total Current Assets		36,511,046.05

Other Assets (Net of Amortization):
Due from Insiders	0.00
Other (Itemize)
Cash Improperly Withheld in former ICB account (City National Bank)	47,285.39
Investment in ITLA Mortgage Loan Securitization 2002-1	75,000.00
Current and Deferred Income Taxes	16,589.46
Delaware Franchise Taxes	99,945.00
Prepaid Expenses, Net	36,464.00
Interests in Insurance Policies	441,240.00
Other	35,873.82

Total Other Assets		752,397.67

TOTAL ASSETS		37,263,443.72

LIABILITIES
Postpetition Liabilities:
Accounts Payable	0.00
Taxes Payable	0.00
Professional fees	0.00
Secured Debt	0.00
Total Postpetition Liabilities		0.00

Prepetition Liabilities:
Secured Liabilities	0.00
Priority Liabilities	0.00
Unsecured Liabilities	99,843,898.71

Total Prepetition Liabilities		99,843,898.71
TOTAL LIABILITIES		99,843,898.71

EQUITY:
Prepetition Owners' Equity	(57,741,774.08)
Postpetition Profit/(Loss)	(4,743,683.91)
Direct Charges to Equity	(94,997.00)
TOTAL EQUITY		(62,580,454.99)

TOTAL LIABILITIES & EQUITY		37,263,443.72

XI. QUESTIONNAIRE

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court?
X        No.
____   Yes.   Explain ________________________________________________________________________________________________
_________________________________________________________________________________________________________________

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?
X         No.
_____  Yes.  Amount, to whom, and for what period? _______________________________________________________________________________
______________________________________________________________________________________________________________________________

3.       State what progress was made during the reporting period toward filing a plan of reorganization:
AOn April 24, 2012, this Court confirmed the "Second Amended Chapter 11 Plan of Reorganization Proposed by HoldCo Advisors L.P. and Debtor Imperial Capital Bancorp, Inc., a Delaware Corporation Dated January 5, 2012".  A proposed confirmation order is pending with this Court.

4.        Describe potential future developments which may have a significant impact on the case.
The Debtor has filed two adversary proceedings against the FDIC-R, and has objected to the proofs of claim asserted by the FDIC-R.  The outcome of the Debtor/FDIC-R litigation will determine the amounts available for distribution to creditors.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. NONE

6.        Did you receive any exempt income this month, which is not set forth in the operating report?
           X       No.
           ____  Yes. Please set forth the amounts and the source of the income.
    ______________________________________________________________________________________________________________________
    ______________________________________________________________________________________________________________________
    ______________________________________________________________________________________________________________________

    I, Anthony Rusnak, Chief Operating Officer (Name and title), declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: May 21, 2012	/s/ Anthony Rusnak
Principal for debtor-in-possession